BROWN CAPITAL MANAGEMENT MUTUAL FUNDS

The Brown Capital Management Mid Company Fund

BCMSX - Investor Shares

BCMIX - Institutional Shares

Supplement dated July 10, 2024 to The Brown Capital Management Mid Company Fund’s Summary Prospectuses, Prospectuses and Statement of Additional Information all dated July 28, 2023

This Supplement is to give notice that effective June 30, 2024 Walton D. Pearson no longer serves as a portfolio manager to The Brown Capital Management Mid Company Fund (the “Fund”). Accordingly, the Fund’s Summary Prospectuses, Prospectuses and Statement of Additional Information are hereby amended to remove all references to Mr. Pearson.

For more information regarding this Supplement please call 1-877-892-4BCM.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE